                                                                   EXHIBTI 10.18

                     PROMISSORY NOTE AND SECURITY INTEREST



$15,000,000                                                      April 1, 1998
                                                            Irvine, California


          FOR VALUE RECEIVED, the undersigned, PACIFIC COAST DENTAL, INC., a California corporation ("PCD") and ASSOCIATED DENTAL SERVICES, INC., a California corporation ("Associated"), hereby unconditionally promise to jointly and severally pay to GUARDS DENTAL, INC., a California corporation ("Guards"), or its successors and assigns, at its offices at 505 North Euclid Street, Anaheim, CA 92803-4685, or at such other place as the holder of this promissory note (this "Note") may from time to time designate in writing, the principal amount of Fifteen Million Dollars ($15,000,000), together with interest from the date hereof, at the rate of eight and one-half percent (8.5%) per annum or the maximum rate allowed by law, whichever rate is lower (the "Coupon Rate"), principal and interest payable in lawful money of the United States, without any deduction whatsoever, including but not limited to any deduction for any set-off or counterclaim over three hundred sixty (360) months (the "Term"), in monthly installments beginning one (1) month from the date of this Note, and in accordance with paragraphs 1 and 2 below.

          1.  Payments.
              --------

          1.1.  Principal and Interest Payments.  Commencing on January 1, 1999,
                -------------------------------
PCD and Associated shall pay to Guards monthly principal and interest payments of _________________________ Dollars and _______________ Cents ($____.__) and
payable thereafter on the first (1st) day of each month (a "Due Date") with the final such payment due on April 1, 2028 (the "Payments").

          1.2.  Manner of Payments.  All Payments due hereunder shall be made to
                ------------------
Guards by check delivered to the address set forth below (or such other address as Guards may designate from time to time by written notice), or by wire transfer of immediately available funds to such bank account as Guards may designate. Interest payable with respect to any period that is less than a full calendar month shall be calculated on the daily outstanding principal balance according to the actual number of days in such period as a fraction of a 360 day year.

          2.  Delinquent Payment.  If any Payment is not paid within ten (10)
              ------------------
days after any Due Date, PCD and Associated shall pay to Guards, in addition to the Payment and without any requirement of notice or demand by Guards, a late payment charge equal to one percent (1%) per month of the amount of the Payment or the maximum amount permitted under applicable law from such Due Date until PCD and Associated pay the Payment and accrued interest. PCD and Associated expressly acknowledge and agree that the foregoing late payment charge provision is reasonable under the circumstances existing on the date of this Note, that it would be extremely difficult and impractical to fix Guards' actual damages arising out of any late payment and that the foregoing late payment charge shall be presumed to be the actual amount of such damages incurred by Guards. No provision in this Note (including without limitation the provisions for a late payment charge and for interest on any amounts remaining unpaid after any Due Date) shall be construed as in any way excusing PCD and Associated from their obligation to make any Payment under this Note promptly when due.

          3.  Security Interest.  As security for the payment of principal and
              -----------------
accrued interest under this Note, PCD and Associated hereby grant to Guards a security interest in and to all of PCD's assets and Associated's assets related to or associated with the dental practices located on Schedule 3 attached
                                                      ----------
hereto, or any other dental practices owned by PCD and Associated, now existing or hereafter acquired and/or accrued, including any proceeds or replacements relating to the same (the "Collateral"). The security interest hereby created shall attach immediately upon execution of this Note and concurrently herewith, PCD and Associated shall execute any financing statement or financing statements requested by Guards to perfect the security interest created hereby. Such financing statement or statements shall be on a form or forms approved by the California Secretary of State and PCD and Associated shall forthwith pay to Guards the filing fees required to file such statement or statements in the manner required by the Uniform Commercial Code of California. In addition, PCD and Associated shall pay from its own funds, as they become due, all taxes and assessments levied or assessed against the Collateral, or any part of the Collateral, prior to the final termination of this Note. Upon any event of default hereunder, Guards shall be entitled to all the rights and remedies of a secured creditor with respect to such Collateral as provided for in the Uniform Commercial Code of California.

          4.  Presentment, Notice of Dishonor and Protest.  PCD and Associated
              -------------------------------------------
consent to renewals, replacements and extensions of time for any payment hereof, before, at or after maturity and waives, to the fullest extent permitted by applicable law, diligence, grace, presentment, exhibition, protest, demand, dishonor, exemption rights, nonpayment and notice, of every kind with respect to this Note or any payment hereunder. No delay or omission on the part of Guards in exercising any power, right, privilege or remedy under this Note shall operate as a waiver of such power, right, privilege or remedy or of any other power, right, privilege or remedy hereunder. It is agreed that the granting to PCD or Associated or any other party of an extension or renewal or extensions of the time for the payment or renewal of any sum or sums due hereunder or under any other instrument or for the performance of any covenant or stipulation thereof or the taking of security shall not in any way release or effect the liability of PCD and Associated on this Note.

          5.  Assignment.  Guards shall have the right to sell, assign or
              ----------
otherwise transfer this Note, either in part or in its entirety, without PCD's consent and Associated's consent. This Note may not be assigned by PCD and Associated without the prior written consent of Guards or Guards' successors, heirs, representatives or assigns.

          6.  Successors and Assigns.  This Note and all of the covenants,
              ----------------------
promises and agreements contained in it shall be binding on and inure to the benefit of the respective legal and personal representatives, devisees, heirs, successors and assigns of Guards and PCD and Associated.

          7.  Modification.  This Note may not be changed, modified, or
              ------------
terminated except by an agreement in writing signed by the parties or their successors and assigns.

          8.  Severability.  If any provision of this Note, or the application
              ------------
of it to any party or circumstance, is held to be invalid, illegal or unenforceable, the remainder of this Note, and the application of such provision to other parties or circumstances, shall not be affected thereby, the provisions of this Note being severable in any such instance.

          9.  Attorneys' and Other Fees.  PCD and Associated hereby agree to pay
              -------------------------
all costs and expenses, including without limitation attorneys' fees and disbursements incurred by Guards, or adjudged by a court, in connection with the collection or enforcement of this Note or any portion of this Note, whether or not a suit is filed. This provision is separate and severable and shall survive any merger of this Note into any judgment.

          10.  Notice.  Notice to either party provided for in this Note shall
               ------
be given by personal delivery or by mailing such notice by first class or certified mail, return receipt requested, to the addresses stated below or such other address as either party may hereafter specify in writing:

               To PCD and Associated:
               ---------------------

               25522 Marguerite Parkway
               Mission Viejo, CA  92692
               Attention:  Robert Stalcup/Frank Pellkofer

               To Guards:
               ---------

               505 North Euclid Street
               Anaheim, CA  92803-4685
               Attention:  Kenneth E. Keating

          11.  Governing Law.  This Note shall be interpreted and construed in
               -------------
accordance with, and governed by, the internal laws, and not the laws pertaining to conflicts or choice of law, of the State of California. The exclusive forum for the determination of any action relating to the validity and enforceability hereof shall be either an appropriate court of said State or a court of the United States which includes said State within its territorial jurisdiction.

          12.  Prepayment.  PCD and Associated may prepay the principal amount
               ----------
outstanding in whole or in part at any time and from time to time without penalty and without any discount.

      Executed at Irvine, California, on the 1st day of April, 1998.


                              PACIFIC COAST DENTAL, INC.

                              By:
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------


                              ASSOCIATED DENTAL SERVICES, INC.

                              By:
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------

                        MASTER ASSET PURCHASE AGREEMENT
                        -------------------------------

          THIS MASTER ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into effective as of the 1st day of April, 1998 (the "Effective Date"), by and between GUARDS DENTAL, INC., a California corporation ("Guards"), ASSOCIATED DENTAL SERVICES, INC., a California corporation ("Associated"), and PACIFIC COAST DENTAL, INC., a California corporation ("PCD").

                              W I T N E S S E T H:

          WHEREAS, Guards desires to sell and Associated and PCD desire to purchase substantially all of the orthodontic practices of Guards and other assets, as set forth below.

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, promises, covenants and conditions contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.  The Assets.
              ----------

              1.1.  Assets Transferred to PCD and Associated.  The assets
                    ----------------------------------------
transferred, assigned and sold hereunder by Guards to PCD shall consist of all of the assets of Guards, including but not limited to, all Guards' orthodontic practices and associated assets (the "Orthodontic Practices") at the 34 locations set forth on Schedule 1.1 attached hereto, including the related
                       ------------
patient lists, charts, accounts receivable, and all supplies (the "PCD Assets"). The assets transferred, assigned and sold hereunder by Guards to Associated shall consist of TRC Agency, Inc., Guards' 32 orthodontic subleases to the premises set forth in Schedule 1.1(a), and the tangible assets owned by Guards
                      ---------------
as of the Effective Date relating to the former Guards dental practices in Orange and Fullerton and all the assets owned by Guards relating to the former Guards dental practice in Rancho Cucamonga (the "Associated Assets") (the PCD Assets and the Associated Assets are collectively referred to herein as the "Assets").

              1.2  Excluded Assets.  Notwithstanding Section 1.1 of this
                   ---------------                   -----------
Agreement, all promissory notes payable to Guards relating to the sale of the former Guards' dental practices, all of the 31 master lease agreements entered into by Guards relating to all of Guards' dental practices, and the 31 original sublease agreements made by Guards relating to its sale of dental practices at the 31 locations set forth on Schedule 1.2 attached hereto, shall be excluded
                              ------------
from the Assets (the "Excluded Assets").

          2.  Consideration.
              -------------

              2.1  Purchase Price and Note.
                   -----------------------

                     (a) As payment for the transfer of the Assets by Guards to PCD and Associated, PCD and Associated shall pay to Guards an aggregate purchase price of Fifteen Million Dollars ($15,000,000) (the "Purchase Price"), which aggregate amount shall be paid to Guards by PCD and Associated delivering to Guards an eight and one-half percent (8.5%), thirty (30) year negotiable promissory note in the principal amount of Fifteen Million Dollars ($15,000,000) in the form of Exhibit A attached hereto, executed concurrently with this
               ---------
Agreement (the "Note"). The Note shall be secured by all current and future assets of the PCD and Associated, including those transferred under this Agreement.

                     (b) If prior to the close of business, Pacific Standard Time, on 12/31/98 ("Payment Date"), PCD tenders to Guards the sum of $12,500,000 in cash or cash equivalent, Guards will cancel the principal and unpaid interest amounts owed on the Note; provided, however, Guards shall retain its security under the Note until all principal and accrued unpaid interest on all promissory
                     ---
notes and credit line notes payable to Guards and/or SafeGuard Health Enterprises, Inc., a Delaware corporation ("SafeGuard"), and/or their affiliates, made by PCD and its affiliates including Associated (collectively the "Previous Notes"), are paid in full.

              If prior to the close of business, Pacific Standard Time on 12/31/98 ("Payment Date"), PCD tenders to Guards the sum of $10,000,000 in cash or cash equivalent, plus pays in full all principal and accrued unpaid interest
                                      ---
on all the Previous Notes, Guards will cancel the Note and release its security thereunder.

              2.2  Election.  Notwithstanding Section 2.1, PCD may, at its sole
                   --------                   -----------
discretion, elect to amend and extend the Payment Date to June 30, 1999 if and only if PCD provides to Guards an amount totaling at least $6,000,000 in cash or cash equivalents on or before the Payment Date, of which amount the first $1,000,000 received will be in consideration for extending the Payment Date and all remaining amounts shall be applied to the Previous Notes on a first made first paid basis.

              2.3.  Assumption of Liabilities.
                    -------------------------

                     (a) Pre and Post-Effective Date Liabilities Assumed. As a
                         -----------------------------------------------
material part of the consideration and payment for the transfer of the Assets by Guards to PCD and Associated, PCD and Associated shall jointly and severally assume, perform, discharge and pay when due any and all of the obligations and liabilities of Guards relating to any and all patient requests for additional or corrective treatment, patient refunds and orders/purchases made by unauthorized non-Guards personnel that currently exist or may arise in the future, that may arise from any and all claims made before or after the Effective Date and thus
                                   ----------------------------------
regardless of when the basis or right of such claim accrued (collectively, the "Pre and Post-Effective Date Liabilities").

                     (b) Post-Effective Date Liabilities Assumed.
                         ---------------------------------------
Notwithstanding Section 2.3(a), as a material part of the consideration and
                --------------
payment for the transfer of the Assets by Guards to PCD and Associated, PCD and Associated shall jointly and severally assume, perform, discharge and pay when due any and all of the obligations and liabilities of Guards that are incurred and accrued after the Effective Date
                                                    ------------------------
relating to all non-Pre and Post-Effective Date Liabilities, including but not limited to cost of utilities, vendor contracts, costs relating to any and all maintenance repairs of any type performed prior to the Effective Date, patient claims and employee wages (collectively, the Post-Effective Liabilities).

              2.4.  Services to SafeGuard Members.  As additional consideration
                    -----------------------------
for the Assets, PCD shall, for a five-year period following the Effective Date, provide any and all SafeGuard plan members with orthodontic services at SafeGuard's approved fee structure (attached hereto as Schedule 2.4) or patient
                                                       ------------
co-payments, whichever amount is greater.

          3.  Condition Precedent to the Sale and Purchase of the Assets. The
              ----------------------------------------------------------
effectiveness of this Agreement and therefore the obligation of Guards to sell and transfer the Assets shall be subject to the waiver by Guards or satisfaction of the following conditions by PCD and/or Associated:

              3.1. PCD shall have purchased the assets and assumed the operation, obligations and liabilities relating to the former Guards dental practices in Glendale and Rancho Cucamonga (the "Dental Practices") by executing an Asset Purchase Agreement with each of the Dental Practices in the form of Exhibit B attached hereto.
---------

              3.2 Associated and PCD shall jointly and severally assume that certain promissory note relating to the purchase of the former Guards dental practice in Rancho Cucamonga made by Ralph Reyes, DDS ("Dr. Reyes") payable to Guards by executing an Assignment and Assumption of Note Agreement with Dr. Reyes in the form of Exhibit C prior to or concurrently with the execution of
                     ---------
this Agreement;

              3.3 Associated shall assume the obligations under that certain promissory note relating to the purchase of equipment of the former Guards dental practice in Glendale made by Islas Professional Dental Corporation ("Islas") payable to Guards dated March 31, 1997, in the principal amount of $131,000 by executing an Assignment and Assumption of Note Agreement with Islas in the form of Exhibit C prior to or concurrently with the execution of this
               ---------
Agreement;

              3.4 PCD shall assume the obligations under that certain promissory note relating to the purchase of the former Guards dental practice in Glendale made by Islas payable to Guards dated March 31, 1997 in the principal amount of $1,000,000 by executing an Assignment and Assumption of Note Agreement with Islas in the form of Exhibit C prior to or concurrently with the execution
                          ---------
of this Agreement

              3.5 PCD and Associated shall execute the Note evidencing the Purchase Price;

              3.6 Associated shall assume all the 32 orthodontic subleases to the premises set forth in Schedule 1.1(a), by executing the form of Orthodontic
                          ---------------
Sublease Assignment and Assumption Agreement attached hereto as Exhibit D;
                                                                ---------

              3.7  Associated shall sublease from Guards its interests in the
2 locations set forth on Schedule 1.1(b) and Associated shall assume Guards'
                       ---------------
obligations under those certain subleases by and between Guards and the purchasers of the former Guards dental practices set forth on Schedule 1.1(b) by
                                                              ---------------
executing the applicable form of Sublease Agreement both attached hereto as

Exhibit E for each location; and
---------

              3.8 PCD and Associated shall have executed a form of Mutual Termination Agreement and General Release attached hereto as Exhibit F with
                                                             ---------
Imprimis Practice Management Company, Inc. ("Imprimis") releasing Imprimis of all of Imprimis' obligations under those certain Management Services Agreements of August 1, 1997, including but not limited to computer hardware, software and the installation of new computer systems in any of the practices presently operated by PCD. Associated and PCD shall acquire the administrative infrastructure that is currently managing Imprimis. Imprimis, PCD and Associated will share all necessary infrastructure during the period of time (such period of time to be reasonably determined by Guards and/or SafeGuard in their sole discretion) required to discontinue all Imprimis and Guards operations and shall share the costs of such transition as set forth on Schedule
                                                                        --------
3.8.  Computer hardware currently utilized to manage the accounting functions of
---
Imprimis shall be transferred to Associated and PCD and Guards shall assign the computer software licenses to Associated and PCD if permitted under the applicable license agreements.

          4.  Certain Guards and SafeGuard Actions.
              -------------------------------------

              Provided that the requirements delineated in Section 3 are
                                                           ---------
satisfied or waived by Guards, Guards, SafeGuard and their affiliated companies shall forgive all past unpaid interest amounts owed to them under the notes set forth in Section 3 prior to the Effective Date. Guards shall cancel the Rancho
         ---------
Cucamonga equipment lease as of the Effective Date.

          5.  Moreno Valley.
              -------------

              5.1 Guards' former dental practice in Moreno Valley ("Moreno Valley") and related assets are presently controlled by the bankruptcy estate of Dr. Umali and are subject to such laws. As material consideration for Guards entering into this Agreement, Guards, PCD and Associated shall use their respective best efforts to obtain approval from the applicable bankruptcy court of the following actions (collectively the "Bankruptcy Approval"):

                     (a) Upon Bankruptcy Approval, PCD and Associated shall jointly and severally assume from the bankruptcy estate of Dr. Umali that certain promissory note made by Dr. Umali (the "Moreno Notes") relating to the purchase of the former Guards dental practice in Moreno Valley (the "Moreno Dental Practice') by executing an Assignment and Assumption of Note Agreement in the form of Exhibit C,
            ---------

                     (b) Upon Bankruptcy Approval, PCD and Associated shall purchase the assets and assume the operation, obligations and liabilities relating to the Moreno Dental Practice by executing an Asset Purchase Agreement in the form of Exhibit B attached hereto; and
               ---------

                     (c) Upon Bankruptcy Approval, Associated shall assume all the leases and subleases from Guards relating to the Moreno Dental Practice.

              5.2 Once the Bankruptcy Approval has been obtained, Guards, SafeGuard and their affiliated companies shall forgive all past unpaid interest owed to them under the Moreno Notes and unpaid Imprimis fees relating to the Moreno Dental Practice prior to the Bankruptcy Approval.

          6.  The Credit Program.
              ------------------

              6.1  Obligation to Lend.  On the terms, and subject to the
                   ------------------
conditions set forth herein, SafeGuard shall upon request by Associated, loan to Associated up to Two Hundred Thousand Dollars ($200,000), plus any unused amount from prior months, on a monthly basis (the "Credit Program") commencing on the Effective Date and ending on the earlier of: (i) eighteen (18) months thereafter; or (ii) when the aggregate outstanding amount loaned to Associated under the Credit Program is equal to Six Hundred Thousand Dollars ($600,000).

              6.2  Borrowings.  Commencing on the Effective Date, Associated may
                   ----------
submit to SafeGuard a notice (a "Borrowing Notice") specifying the total amount of the loan (up to a maximum of $200,000 per calendar month plus any unused amount from prior months) from SafeGuard or one of its affiliated companies (the "Loan Amount"). The Borrowing Notice shall also specify (i) the desired date for advance of the Loan Amount (the "Loan Date"), and (ii) a detailed breakdown of the anticipated uses by Associated of the Loan Amount, which uses shall be limited to the permitted uses listed on Schedule 6.2. SafeGuard shall advance
                                        ------------
to Associated the Loan Amount. Notwithstanding the above, Associated may, at its discretion, draw up to $150,000 under the Credit Program prior to the Effective Date by executing a Credit Note (defined below in Section 6.5).
                                                            -----------

              6.3  Conditions Precedent to Loan.  Notwithstanding anything
                   ----------------------------
herein to the contrary, SafeGuard shall not be obligated to advance any Loan Amount to Associated unless, at the time for such advance pursuant to this Agreement, Associated and PCD is in full compliance with all of the terms of this Agreement, the Note, the Credit Notes, all pre-existing notes payable to Guards or SafeGuard made by PCD and/or Associated and any and all other agreements, documents or instruments executed by Associated and/or PCD in connection with this Agreement (collectively, the "Guards Agreements"), or such non-compliance has been waived by Guards in the exercise of its sole and unqualified discretion.

              6.4  Interest.  Each Loan Amount shall bear, and Associated shall
                   --------
pay, interest on all outstanding principal amounts thereof at a rate per annum equal to ten percent (10%).

              6.5  Repayment and Credit Notes.  Each Loan Amount shall be
               --------------------------
evidenced by, and repaid with interest by Associated in accordance with, a promissory note in the form of Exhibit G, attached hereto (the "Credit Notes").
                               ---------
Each Credit Note shall provide for monthly interest and principal payments on each Loan Amount, with each Loan Amount to be fully paid up and amortized forty-two (42) months following the Effective Date.

              6.6  Deferral of Payments.  Associated and/or PCD may defer
                   --------------------
payments on all outstanding notes payable to SafeGuard or Guards from January 1, 1998 through

December 31, 1998 ("Deferral Period"). Said payments shall be deferred but not forgiven, and at the end of the Deferral Period, payments are to resume on all such notes then still outstanding, and the deferred sum shall be repaid in equal monthly installments over the following sixty (60) months.

          7.  Representations and Warranties of Guards. As of the date hereof,
              ----------------------------------------
Guards represents and warrants to Associated and PCD as follows:

              7.1 No Breach. This Agreement does not constitute a breach or violation of any deed, agreement or other contract by which Guards may be bound.

              7.2  Title to Assets.  Guards is the owner of the Assets,
                   ---------------
beneficially and of record, and has full right, power and authority to sell, transfer and deliver the Assets to Associated upon consummation of the purchase contemplated hereby. Associated shall acquire from Guards good and marketable title to the Assets, free and clear of any and all covenants, conditions, pledges, security agreements, voting trust arrangements, liens, charges, claims, equities, restrictions, options and encumbrances, except as specified in Section
                                                                         -------
12 hereof.
--

              7.3  Enforceability.  This Agreement is a valid and binding
                   --------------
obligation of Guards, enforceable against Guards in accordance with its terms.

          8.  Representations, Warranties and Covenants of Associated.  As of
              -------------------------------------------------------
the date hereof, Associated represents and warrants to Guards and SafeGuard as follows:

              8.1  Organization and Good Standing.  Associated is a corporation
                   ------------------------------
duly organized, validly existing and in good standing under the laws of California and it has all requisite power to own, lease and operate its assets, properties and business and to carry on its business as now conducted and as proposed to be conducted.

              8.2  Authority to Execute and Perform Agreements.  Associated has
                   -------------------------------------------
all requisite power, authority and approval required to enter into, execute and deliver the Guards Agreements and to perform fully Associated's obligations hereunder and thereunder.

              8.3  Due Authorization; Compliance with Laws.  Associated has
                   ---------------------------------------
taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement and the Guards Agreements and to perform fully Associated's obligations hereunder and thereunder. This Agreement and the Guards Agreements constitute the legal, valid and binding obligations of Associated, enforceable in accordance with their respective terms except as such enforceability may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws or by legal or equitable principles relating to or limiting the rights of contracting parties generally. Associated has complied with all applicable laws, orders, rules and regulations promulgated by any federal, state, municipal or other governmental authority, including without limitation, any of the foregoing applicable to Associated's activities in connection with the Dental Practices.

               8.4  No Breach.  This Agreement and the Guards Agreements do not
                    ---------
constitute a breach or violation of any deed, agreement or other contract by which Associated may be bound.

               8.5  Enforceability.  This Agreement and the Guards Agreements
                    --------------
are valid and binding obligations of Associated, enforceable against Associated in accordance with their terms.

               8.6  Covenant of Associated After Effective Date.  Associated
                    -------------------------------------------
covenants and agrees that for as long as any of Associated's obligations and duties remain outstanding under any Note or Credit Note, Associated shall comply with all applicable laws, orders, rules and regulations promulgated by any federal, state, municipal or other governmental authority, including without limitation, any of the foregoing applicable to Associated's activities in connection with the Dental Practices.

          9.  Representations and Warranties of PCD and Associated.  As of the
              ----------------------------------------------------
date hereof, PCD and Associated jointly and severally represent and warrant to Guards as follows:

              9.1  Compliance with Laws; No Litigation.  PCD and Associated
                   -----------------------------------
have complied with and is complying with all applicable laws, orders, rules and regulations promulgated by any federal, state, municipal or other governmental authority relating to PCD and Associated's activities in connection with the dental practices of Associated and PCD and the Orthodontic Practices. PCD and Associated have not received any notice of violation of any applicable regulation or law or requirement relating to its operation regarding their dental practices and the Orthodontic Practices and each dentist member of PCD and Associated is duly qualified and licensed to practice dentistry within the State of California.

              9.2  No Breach.  This Agreement does not constitute a breach or
                   ---------
violation of any deed, agreement or other contract by which PCD and Associated may be bound.

              9.3  Enforceability.  This Agreement is a valid and binding
                   --------------
obligation of PCD and Associated, and is enforceable against PCD and Associated in accordance with its terms.

              9.4  Organization and Good Standing.  PCD and Associated are
                   ------------------------------
corporations duly organized, validly existing and in good standing under the laws of California and have all requisite power to own, lease and operate its assets, properties and business and to carry on its business as now conducted and as proposed to be conducted.

              9.5  Authority to Execute and Perform Agreements.  PCD and
                   -------------------------------------------
Associated have all requisite power, authority and approval required to enter into, execute and deliver this Agreement and all other agreements and instruments to be executed by PCD and Associated in connection herewith (the "Guards Agreements") and to perform fully PCD and Associated's obligations hereunder and thereunder.

              9.6  Due Authorization; Compliance with Laws.  PCD and Associated
                   ---------------------------------------
have taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement and the Guards Agreements and to perform fully PCD and Associated's obligations hereunder and thereunder. This Agreement and the Guards Agreements constitute the legal, valid and binding obligations of PCD and Associated, enforceable in accordance with their respective terms except as such enforceability may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws or by legal or equitable principles relating to or limiting the rights of contracting parties generally.

              9.7  Covenant of PCD and Associated After Effective Date.  PCD and
                   ---------------------------------------------------
Associated covenants and agrees that for as long as any of PCD's obligations and duties remain outstanding under the Note, PCD and any dentists under its control shall comply with all applicable laws, orders, rules and regulations promulgated by any federal, state, municipal or other governmental authority, including without limitation, any of the foregoing applicable to PCD and any dentists under its control regarding activities in connection with the dental practices of PCD and Associated and the Orthodontic Practices.

          10.  Access to Records and Property of Dental Practice.  Each party
               -------------------------------------------------
agrees to cooperate with the other party's efforts in assessing the condition, location and utilization, of the Assets, and to facilitate each party's and its representatives' access to all contracts, books, records and all other information concerning the Assets as such party may reasonably request. All such data and information shall be kept confidential, except insofar as disclosure may be necessary in order to comply with applicable legal requirements; and all documents and other information supplied to Associated, PCD or their representatives by Guards shall, upon request, be returned to Guards if such information is not reasonably required for the ongoing utilization of the Assets.

          11.  Execution of Documents.  Each party shall execute and file, or
               ----------------------
join in the execution and filing of, any applications or other documents that may be necessary in order to obtain the authorization, approval, or consent of any governmental body that may be required or which the other party may reasonably request in connection with the execution of this Agreement or consummation of the transactions contemplated by this Agreement.

          12.  Additional Security.  To secure the performance of Associated
               -------------------
and/or PCD's duties and obligations under Guards Agreements, Associated and PCD hereby collaterally assign and grant a security interest to Guards in and to all of its assets, including without limitation the Assets transferred hereunder, now existing or hereafter acquired and/or accrued, including any proceeds or replacements relating to same. In connection with the granting of this security interest, Associated and PCD shall, immediately upon the request of Guards, execute appropriate Form UCC-l and/or financing statements necessary to perfect Guards' security interest as granted hereunder. Upon the event of breach of this Agreement or any of the Guards Agreements, Guards shall have all rights and remedies available at law or in equity to the collateral herein described, including but not limited to those afforded a secured creditor under the Uniform Commercial Code as adopted by the State of California and may, at Guards' sole discretion terminate any and/or all of the Guards Agreements.

          13.  Covenant Not to Compete.
               -----------------------

              13.1  Noncompetition.  Associated and PCD shall not compete
                    --------------
directly or indirectly with SafeGuard or any of its affiliates in the business of selling and/or marketing individual or group dental plans either directly or through a broker; provided, however, upon SafeGuard's prior written consent, PCD and/or Associated may sell or provide other types of dental plans not sold or provided by SafeGuard. The phrase "compete directly or indirectly," shall mean engaging or having a material interest, directly or indirectly through an affiliated entity, as owner, partner, shareholder, independent contractor (as seller or marketer, not provider of care), material capital investor, renderer of consultation services or advice, in the operation of any aspect of any type of business or enterprise competitive with SafeGuard. Associated's and PCD's covenant not to compete shall be effective until such time that all notes and monies owed to Guards and SafeGuard from PCD and Associated have been paid in full.

               13.2  Interpretation of Covenant.  The parties hereto agree that
                     --------------------------
both the scope and nature of the covenant and the duration and area for which the covenant not to compete set forth in this Section 13 are reasonable in light
                                              ----------
of all facts and circumstances. In the event that any provision of this Section
                                                                        -------
13 shall to any extent be held invalid, unreasonable or enforceable in any
--
circumstances, the parties hereto agree that the remainder of this Section 13
                                                                   ----------
and the application of such provision of this Section 13 to other circumstances
                                              ----------
shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Section 13, or any part thereof, is held to be unenforceable
                  ----------
because of the scope or duration of or the area covered by such provision, the parties hereto agree that the court making such determination shall reduce the scope, duration and/or area of such provisions (and shall substitute appropriate provisions for any such unenforceable provisions) in order to make such provisions enforceable to the fullest extent permitted by law, and/or shall delete specific words and phrases, and such modified provisions shall then be enforceable and shall be enforced.

          14.  Indemnification by Associated and PCD.  Associated and PCD shall
               -------------------------------------
jointly and severally indemnify, defend and hold Guards, its directors, officers, shareholders, attorneys, agents and representatives, and their respective successors and assigns, harmless from and against any and all losses, liabilities, obligations, judgments, settlements, damages, costs and expenses, including without limitation, attorneys' fees, court costs and other expenses of litigation (collectively "Losses") suffered by any of such parties and arising out of, resulting from or due to: (i) any breach of any representation, warranty, covenant or agreement of Associated and/or PCD contained in this Agreement or any other instrument contemplated by this Agreement; (ii) any misrepresentation contained in any statement or certificate furnished by Associated and/or PCD pursuant to this Agreement or in connection with the transactions contemplated by this Agreement; (iii) the liabilities and obligations assumed by Associated and/or PCD pursuant to this Agreement; or (iv) any liability or obligation of Associated and/or PCD in connection with the Assets.

          15.  Brokers.  PCD and Associated, on the one hand, and Guards, on the
               -------
other hand, represent to each other that there are no brokers' commissions or finder's fees payable in connection with the transactions contemplated by this Agreement and each party hereby agrees to indemnify and hold harmless the other from and against any demand, claim and/or liability asserted or established by or in favor of any third party for brokerage commission or finder's fee based on an agreement with or the actions of such party. This provision shall survive the consummation of the sale hereunder.

          16.  Notices.  All notices, requests, demands, consents and other
               -------
communications hereunder shall be in writing and shall be given or made in person, by fax or telecopy or by overnight delivery service, or mailed by first class registered or certified mail, postage prepaid, return receipt requested and addressed to the person and address set forth under each party's name on the signature page. Any party may change its address hereunder by notice in writing to the other party. Any notice, request, consent or other communication shall be deemed to have been given or made as of the date sent or given.

          17.  Governing Law.  This Agreement shall be interpreted and construed
               -------------
in accordance with, and governed by, the internal laws, and not the laws pertaining to conflicts or choice of law, of the State of California. The exclusive forum for the determination of any action relating to the validity and enforceability hereof shall be either an appropriate court of said State or a court of the United States which includes said State within its territorial jurisdiction.

          18.  Entire Agreement.  This Agreement, including all exhibits
               ----------------
referenced herein and attached hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof (except for documents executed contemporaneously herewith or pursuant hereto), and supersedes all negotiations, preliminary agreements, and all prior and contemporaneous agreements, representations and understandings of the parties hereto in connection with the subject matters hereof. No supplement, modification, amendment or termination of any of the terms, provisions, or conditions of this Agreement shall be binding unless made in writing signed by all parties hereto, their successors and assigns. No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing signed by the party making the waiver.

          19.  Successors and Assigns.  This Agreement shall be binding upon,
               ----------------------
and shall inure to the benefit of, the parties hereto and to their executors, administrators, legatees, beneficiaries, personal representatives and assigns, except that no assignment by Associated may be made without the prior written consent of Guards.

          20.  Descriptive Headings.  The descriptive headings of the several
               --------------------
paragraphs and subparagraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          21.  Tax Matters.  Associated and PCD shall be responsible for and pay
               -----------
all sales, use, documentary and transfer taxes arising out of the sale of the Assets hereunder. Associated and Pacific shall jointly and severally indemnify Guards for any and all sales tax obligations relating to the Assets. Each of the parties hereto further agrees that said party shall not file any return nor make any other statement or submission to the Internal Revenue Service, any comparable state agency, or any court or other judicial or administrative body, which return, item, statement or submission is inconsistent in whole or in part with Guards' allocation of the Assets, unless its tax counsel or tax advisors advise it that to do so would be illegal.

          22.  Severability.  In the event that any provision of this Agreement
               ------------
is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect as though the invalid or unenforceable provision was not contained herein.

          23.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.


                                 GUARDS DENTAL, INC.

                                 By:
                                    ---------------------------------
                                 Name:  Kenneth E. Keating
                                 Title:  Vice President - Operations

                                 Address:  505 North Euclid Street
                                           Anaheim, CA 92803-4685


                                 ASSOCIATED DENTAL SERVICES, INC.

                                 By:
                                    --------------------------------
                                 Name:
                                      ------------------------------
                                 Title:
                                       -----------------------------

                                 Address:  25522 Marguerite Parkway
                                           Mission Viejo, CA 92692


                                 PACIFIC COAST DENTAL, INC.

                                 By:
                                    --------------------------------

                                 Name:
                                      ------------------------------
                                 Title:
                                       -----------------------------

                                 Address:  25522 Marguerite Parkway
                                           Mission Viejo, CA 92692